UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 12, 2018 (March 8, 2018)

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. Sam Houston Parkway E

Suite 1200

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

281-876-0120

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2018, Ultra Petroleum Corp. (the “Company”) adopted the Second Amended and Restated Bylaw No. 1 (the “Bylaw”), in order to permit the separation of the roles of Chief Executive Officer and Chairman of the board of directors of the Company (the “Board”). Prior to adoption of the Bylaw, the Company’s Chairman of the Board was required to be the Chief Executive Officer of the Company.

The foregoing description of the Bylaw does not purport to be complete and is qualified in its entirety by reference to the Bylaw, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On March 12, 2018, the Company issued a press release, which is attached as Exhibit 99.1 hereto, announcing an operational update, a hedging update, presentation of additional and updated investor presentation slides, and updates to the Company’s Board and its committees. Regarding the updates to the Company’s Board and its committees, effective immediately following the close of business on February 28, 2018: Mr. Evan S. Lederman was appointed as Chairman of the Board; Messrs. Michael J. Keeffe (Chair), Stephen J. McDaniel and Alan J. Mintz were appointed to the audit committee of the Board; Messrs. Neal P. Goldman (Chair), Keeffe, Lederman and Edward A. Scoggins, Jr. were appointed to the compensation committee of the Board; and Messrs. Mintz (Chair), Goldman and Lederman were appointed to the nominating and corporate governance committee of the Board.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

In addition, the Company is filing this Current Report on Form 8-K to provide certain unaudited pro forma consolidated financial information after giving effect to the Company’s Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization (the “Plan”), which became effective April 12, 2017. As previously disclosed, on April 29, 2016, the Company and its wholly owned subsidiaries each filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of Texas. Their Chapter 11 cases were jointly administered under the caption In re Ultra Petroleum Corp., et al., Case No. 16-32202 (MI).

The purpose of this Current Report on Form 8-K is, among other things, to file the unaudited pro forma consolidated financial information set forth in Item 9.01 below, including Exhibit 99.2 attached hereto, and to allow such information to be incorporated by reference into the Company’s Registration Statement on Form S-1 (File No. 333-217481), as amended, which initially was filed with the Securities and Exchange Commission on April 26, 2017 and became effective as of November 30, 2017.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2017, which gives effect to the Plan, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaw No. 1 of Ultra Petroleum Corp.

99.1	Press Release, dated March 12, 2018.

99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

March 12, 2018	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel